                                   Schedule
                                    to the
                               Master Agreement

                        dated as of February 28, 2006

                                   between

      Credit Suisse International,          U.S. Bank National Association, not
          an unlimited company       and       in its individual capacity but
              incorporated                     solely as Trustee on behalf of
     under the laws of England and             Adjustable Rate Mortgage Trust
                 Wales                          2006-1 under the Pooling and
              ("Party A")                           Servicing Agreement
                                                        ("Party B")

                                    Part 1
                            Termination Provisions

In this Agreement:-

(a)   Specified Entity.  "Specified  Entity" shall have no meaning in relation to Party A or Party B.

(b)   Specified  Transaction.  Specified  Transaction  will  have the  meaning specified in Section 14.

(c)   Certain  Events of Default.  The following  Events of Default will apply to the parties as specified  below,  and the  definition of "Event of Default"
in Section 14 is deemed to be modified accordingly:

      Section  5(a)(i)  (Failure To Pay or Deliver)  will apply to Party A and will apply to Party B.
      Section  5(a)(ii)  (Breach of Agreement)  will apply to Party A and will apply to Party B.
      Section  5(a)(iii) (Credit Support Default) will not apply to Party A or
      Party B.
      Section  5(a)(iv)  (Misrepresentation)  will  apply  to Party A and will apply to Party B.
      Section 5(a)(v) (Default Under Specified  Transaction) will not apply to
      Party A or Party B.
      Section  5(a)(vi)  (Cross  Default) will apply to Party A and will apply to Party B.
      Section  5(a)(vii)  (Bankruptcy) will apply to Party A and will apply to
      Party B.
      Section  5(a)(viii)  (Merger Without  Assumption)  will apply to Party A and will apply to Party B.

(d)   Termination Events. The "Illegality"  provision of Section 5(b)(i),  the
"Tax  Event"  provision  of Section  5(b)(ii),  the "Tax  Event  Upon  Merger"
provision of Section  5(b)(iii) and the "Credit  Event Upon Merger"  provision of Section 5(b)(iv) will apply to both Party A and Party B.

(e)   Automatic  Early   Termination.   The  "Automatic   Early   Termination"
provision of Section 6(a) will not apply to Party A or Party B.

(f)   Payments  on Early  Termination.  For the purpose of Section  6(e),  the
Second Method and Market Quotation will apply.

(g)   Termination  Currency.   "Termination   Currency"  means  United  States
Dollars.

(h)   Additional Termination Event.

      Each of the  following  shall be an  Additional  Termination  Event with respect to Party B as the sole Affected Party:-

      (1)   Termination  of Trust.  The  termination  of the  obligations  and responsibilities  of the parties to the Pooling and Servicing  Agreement pursuant to Section 11.01 of the Pooling and Servicing Agreement.

      (2)   Amendment of Pooling and Servicing  Agreement.  Party B shall fail to comply with Part 5(h) of this Schedule.

      (3)   Counterparty  Rating Agency Downgrade.  If Party A no longer has a long-term  credit rating of at least A (or its equivalent) from at least one of the Rating Agencies (a "Counterparty  Rating Agency  Downgrade"),
      provided that none of the following  events shall occur:  Party A shall, no later than the 30th day  following  the  Counterparty  Rating  Agency
      Downgrade,  either (1) obtain a substitute  Counterparty  that is a bank or other financial  institution  that has a rating that is in one of the three highest  long-term  credit rating  categories from at least one of the Rating  Agencies rating the  Certificates,  (2) obtain a guaranty of or a  contingent  agreement  of another  person with a long-term  credit rating  of at  least A (or its  equivalent)  from  at  least  one of the
      Rating  Agencies  to honor  Party A's  obligations  hereunder,  (3) post collateral  under the Credit  Support Annex  attached  hereto and made a part hereof,  or (4) restore its  long-term  credit rating to at least A
      (or its equivalent)  from at least one of the Rating  Agencies.  As used herein:  (i) "Moody's"  means Moody's  Investors  Service,  Inc., or any successor nationally  recognized  statistical rating organization,  (ii)
      "S&P"  means  Standard & Poor's  Ratings  Services,  a  division  of The
      McGraw-Hill  Companies,  Inc.  or any  successor  nationally  recognized statistical rating  organization,  (iii) "Fitch" means Fitch Ratings, or any successor  nationally  recognized  statistical rating  organization, and (iv) "Rating Agency" means Moody's, S&P, or Fitch.

                                   Part 2
                             Tax Representations

(a)   Payer Tax  Representations.  For the  purpose of Section  3(e),  Party A and Party B each makes the following representation:-

      It is not  required by any  applicable  law, as modified by the practice
      of  any  relevant  governmental  revenue  authority,   of  any  Relevant
      Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
      6(d)(ii)  or  6(e))  to be  made by it to the  other  party  under  this
      Agreement.  In making this representation, it may rely on:-

      (i)   the  accuracy  of  any  representation  made  by the  other  party pursuant to Section 3(f);

      (ii)  the  satisfaction of the agreement of the other party contained in
            Section  4(a)(i) or 4(a)(iii)  and the accuracy and  effectiveness of any  document  provided by the other party  pursuant to Section
            4(a)(i) or 4(a)(iii); and

      (iii) the  satisfaction of the agreement of the other party contained in
            Section 4(d);

      provided  that it shall  not be a breach  of this  representation  where reliance is placed on clause (ii),  and the other party does not deliver a form or  document  under  Section  4(a)(iii)  by  reason  of  material prejudice to its legal or commercial position.

(b)   Payee Tax Representations.  For the purpose of Section 3(f),

(i)   Party A makes the following representation to Party B:

(A)   Party A is entering into each  Transaction in the ordinary course of its trade as, and is, a  recognized  UK bank as defined in Section
                840A of the UK Income and Corporation Taxes Act of 1988.

(B)   Party A has been approved as a Withholding  Foreign  Partnership  by the
                US Internal Revenue Service.

(C)   Party  A's  Withholding  Foreign  Partnership  Employer   Identification
                Number is 98-0330001.

(D)   Party A is a  partnership  that  agrees to comply  with any  withholding obligation under Section 1446 of the Internal Revenue Code.

      (ii)  Party B makes no Payee Tax Representations.

                                    Part 3
                        Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:-

(a)   For  the  purpose  of  Section   4(a)(i),   tax  forms,   documents   or
certificates to be delivered are:-

Party required     Form/Document/   Date by which
to deliver         Certificate      to be
document                            delivered

Party A            U.S. Internal    (i) Before
                   Revenue          the first
                   Service Form     Payment Date
                   W-8IMY or any    under this
                   successor        Agreement,
                   forms thereto    such form to
                                    be updated at
                                    the beginning
                                    of each
                                    succeeding
                                    three-calendar-year
                                    period after
                                    the first
                                    payment date
                                    under this
                                    Agreement,
                                    (ii) promptly
                                    upon
                                    reasonable
                                    demand by
                                    Party B, and
                                    (iii)
                                    promptly upon
                                    learning that
                                    any such Form
                                    previously
                                    provided by
                                    Party A has
                                    become
                                    obsolete or
                                    incorrect.

(b)   For the purpose of Section  4(a)(ii),  other  documents  to be delivered are:-

Party required     Form/Document/   Date by which     Covered by
to deliver         Certificate      to be             Section 3(d)
document                            delivered         Representation

Party A and        Evidence         Upon              Yes
Party B            reasonably       execution
                   satisfactory     this
                   to the other     Agreement
                   party as to      and, if
                   the names,       requested,
                   true             upon
                   signatures       execution of
                   and authority    any
                   of the           Confirmation
                   officers or
                   officials
                   signing this
                   Agreement or
                   any
                   Confirmation
                   on its behalf

Party A            A copy of the    Upon request,     Yes
                   annual report    as soon as
                   for such         publicly
                   party            available
                   containing
                   audited or
                   certified
                   financial
                   statements
                   for the most
                   recently
                   ended
                   financial year

Party A            An opinion of    Upon              No
                   counsel to       execution of
                   such party       this Agreement
                   reasonably
                   satisfactory
                   in form and
                   substance to
                   the other
                   party
                   covering the
                   enforceability
                   of this
                   Agreement
                   against such
                   party

Party B            All opinions     Upon              No
                   of counsel to    execution of
                   Party B and      this Agreement
                   counsel to
                   the Servicer,
                   delivered as
                   of the
                   Closing Date

Party B            Executed         Upon              No
                   copies of the    execution of
                   Pooling and      this
                   Servicing        Agreement.
                   Agreement and
                   such other
                   documents as
                   requested by
                   Party A.

Party B            Monthly          At such times     Yes
                   Statements,      as such
                   as set forth     Monthly
                   in Section       Statements
                   4.05 of the      are required
                   Pooling and      to be
                   Servicing        delivered to
                   Agreement        the Trustee
                                    pursuant to
                                    the Pooling
                                    and Servicing
                                    Agreement

Party B            Such other       Upon request      No
                   information
                   in connection
                   with the
                   Certificates
                   or the
                   Pooling and
                   Servicing
                   Agreement in
                   the
                   possession of
                   Party B as
                   Party A may
                   reasonably
                   request.
Party B            Any and all      Each (i) the      No
                   proposed and     date of
                   executed         distribution
                   amendments to    to the
                   the Pooling      Certificates
                   and Servicing    or (ii) the
                   Agreement.       date of
                                    execution by
                                    Party B, as
                                    applicable.

                                    Part 4
                                Miscellaneous

(a)   Addresses for Notices.  For the purpose of Section 12(a):-

Notwithstanding Section 12 (a) of the Agreement, all notices,  including those to be given  under  Section 5 or Section 6 of the  Agreement,  may be given by facsimile transmission or electronic messaging system.

(i)   (1)   Address for notices or communications to Party A:-

      Address:One Cabot Square  Attention:  (1) Head    of     Credit     Risk
   Management;
              London E14 4QJ                (2) Global Head of OTC Operations,
                                                Operations Department;
                                            (3) General Counsel Europe -
                                                Legal and Compliance
   Department

      Swift:  Credit Suisse International CSFP GB2L

   (2)For the  purpose  of  facsimile  notices  or  communications  under this
      Agreement:-

      Facsimile No.:    +44 (0) 207 888 2686
      Attention:  General Counsel Europe - Legal and Compliance Department

      Telephone  number  for oral  confirmation  of receipt  of  facsimile  in legible form:  +44 (0) 207 888 4465
      Designated   responsible   employee   for  the   purposes   of   Section
12(a)(iii):  Senior Legal Secretary

      With a copy to:

      Facsimile No. +44 (0) 207 888 3715
      Head of Credit Risk Management

      With a copy to:

      Facsimile No. +44 (0) 207 888 9503
      Global Head of OTC Operations, Operations Department.

(ii)        Address for notices or communications to Party B:-

   Address:       U.S. Bank National        Attention:  Credit Suisse ARMT
                  Association, as Trustee               2006-1
                  for Adjustable Rate
                  Mortgage Trust 2006-1
                  60 Livingston Avenue
                   EP-MN-WS3D
                   St. Paul, MN 55107

   Telephone No.: (651) 495-3852            Facsimile No.:  (651) 495-8090

    (For all purposes.)

    With copies to:-

   Address:       Credit Suisse Securities     Attention:  Peter Sack
                  (USA) LLC
                  11 Madison Avenue
                  New York, N.Y.  10010

   Telephone No.: (212) 325-7892               Facsimile No.:  (212) 742-5181

    With copies to:-

   Address:       Wells Fargo Bank, N.A., as   Attention:  Client Manager,
                  trustee of the supplemental              Credit Suisse
                  interest trust created                   ARMT 2006-1
                  pursuant to the
                  Pooling and Servicing
                  Agreement
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045

   Telephone No.: (410) 884-2200               Facsimile No.:  (410) 715-2380

(b)   Process Agent.  For the purpose of Section 13(c):-

      Party A appoints as its Process Agent:- Credit Suisse  Securities  (USA)
LLC, Eleven Madison Avenue, New     York,   NY  10010   (Attention:-   General
Counsel, Legal and Compliance Department).

      Party B appoints as its Process Agent:- Not Applicable.

(c)   Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c):-

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   Calculation Agent.  The Calculation Agent is Party A.

(f)   Credit Support Document.  Details of any Credit Support Document:

      (i)   With respect to Party B, the Pooling and Servicing Agreement.

      (ii)        With respect to Party A:  Not Applicable.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not applicable.

      Credit Support Provider means in relation to Party B: Not applicable.

(h)   Governing  Law.  This  Agreement  will be governed by and  construed  in
accordance with the laws of the State     of New  York  without  reference  to
choice of law doctrine.

(i)   Netting of Payments.  Section  2(c)(ii) of this Agreement will not apply to the Transactions.

(j)   Affiliate.  Affiliate  will have the  meaning  specified  in Section 14, provided that Party B shall be deemed to  have no Affiliates.

                                    Part 5
                               Other Provisions

(a)   Definitions.   Unless  otherwise  specified  in  a  Confirmation,   this
Agreement  and each  Transaction  between  the parties are subject to the 2000
ISDA  Definitions  as published  by the  International  Swaps and  Derivatives
Association,  Inc.  (the  "2000  Definitions"),  and will be  governed  in all relevant  respects  by the  provisions  set  forth  in the  2000  Definitions, without  regard to any  amendment to the 2000  Definitions  subsequent  to the date hereof.  The  provisions  of the 2000  Definitions  are  incorporated  by reference  in and  shall  be  deemed  a part of this  Agreement,  except  that references in the 2000  Definitions  to a "Swap  Transaction"  shall be deemed references to a "Transaction" for purposes of this Agreement.

(b)   Pooling  and  Servicing  Agreement.  This  Agreement  is the Pooling and
Servicing  Agreement  between Credit Suisse First Boston  Mortgage  Securities
Corp., as Depositor,  DLJ Mortgage Capital, Inc., as Seller, Wells Fargo Bank,
N.A., as Master Servicer,  Servicer, Back-Up Servicer and Trust Administrator,
Select Portfolio  Servicing Inc., as a Servicer and as Special  Servicer,  and
U.S. Bank National Association,  as Trustee,  dated as of February 1, 2006, as amended from time to time.

(c)   Independent  Reliance.  The  parties  agree to amend  Section  3 of this
Agreement  by the addition of the  following  provision at the end thereof and marked as subsection (g).

      "(g)  Independent  Reliance.  Party A is  entering  into this  Agreement and will enter into each  Transaction  in reliance  upon such tax, accounting,  regulatory,  legal,  and financial advice as it deems necessary  and not upon any view  expressed  by the  other  party.
            Party B is entering  into this  Agreement and will enter into each
            Transaction  in reliance  upon the  direction of the Depositor and not upon any view expressed by the other party."

(d)   Change of Account.  Section 2(b) of this  Agreement is hereby amended by the  addition of the  following  after the word  "delivery"  in the first line thereof:-

      "to  another  account  in the same  legal  and tax  jurisdiction  as the original account"

(e)   Escrow  Payments.  If (whether by reason of the time difference  between the cities in which  payments are to be made or  otherwise) it is not possible for  simultaneous  payments  to be made on any date on which both  parties are required to make  payments  hereunder,  either  party may at its option and in its sole  discretion  notify the other party that payments on that date are to be made in escrow.  In this case  deposit of the  payment  due earlier on that date  shall  be made  by 2.00 pm  (local  time at the  place  for the  earlier payment) on that date with an escrow agent  selected by the  notifying  party, accompanied by irrevocable  payment  instructions (i) to release the deposited payment to the  intended  recipient  upon  receipt by the escrow  agent of the required  deposit of the  corresponding  payment  from the other  party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required  deposit of the  corresponding  payment is not made on that same date,  to return  the  payment  deposited  to the party that paid it into escrow.  The party that elects to have  payments made in escrow shall pay all costs of the escrow arrangements.

(f)   Recording of  Conversations.  Each party to this Agreement  acknowledges and agrees to the tape recording of conversations  between the parties to this
Agreement  whether  by one or other  or both of the  parties  and  each  party hereby consents to such recordings being used as evidence in Proceedings.

(g)   Waiver of Right to Trial by Jury.  Each  party  waives,  to the  fullest extent  permitted by applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this  Agreement or
any   Credit   Support   Document.   Each   party   (i)   certifies   that  no
representative,  agent or attorney  of the other  party or any Credit  Support
Provider has represented,  expressly or otherwise, that such other party would not,  in the event of such a suit  action or  proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter  into this  Agreement  and  provide  for any  Credit  Support
Document,  as  applicable  by,  among  other  things,  the mutual  waivers and certifications in this Section.

(h)   Pooling and Servicing Agreement.

      (1)   Capitalized  terms  used in this  Agreement  that are not  defined herein and are  defined in the  Pooling and  Servicing  Agreement  shall have  the  respective  meanings  assigned  to  them in the  Pooling  and
      Servicing Agreement.

      (2)   Notwithstanding  any other  provision of this  Agreement,  Party A may not,  prior to the date which is one year and one day,  or if longer the applicable  preference  period then in effect,  after the payment in full of all Certificates,  institute  against,  or join any other Person in  instituting  against,  the  Trust  any  bankruptcy,  reorganization, arrangement,  insolvency,  moratorium  or  liquidation  proceedings,  or other proceedings  under Federal,  State, or bankruptcy or similar laws.
      Nothing shall  preclude,  or be deemed to stop,  Party A (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect, in (A) any case or proceeding  voluntarily filed or commenced by the  Trust  or  (B)  any  involuntary  insolvency  proceeding  filed  or commenced  by a  Person  other  than  Party A, or (ii)  from  commencing against the Trust or any of the  Collateral  any legal  action  which is not a bankruptcy,  reorganization,  arrangement, insolvency, moratorium, liquidation or similar  proceeding.  Party A further  acknowledges  that
      Party B's  obligations  hereunder shall be solely the obligations of the
      Trust  and  that  recourse  in  respect  of any  obligations  of Party B hereunder  will  be  limited  to  assets  of the  Trust  as  applied  in accordance  with the terms of the Pooling and Servicing  Agreement  and, on  exhaustion  thereof,  all claims  against  Party B arising from this
      Agreement or contemplated hereby shall be extinguished.

      (3)   Party B will  provide at least 30 days'  prior  written  notice to
      Party A of any  proposed  amendment or  modification  to the Pooling and
      Servicing Agreement.

(i)   Amendment  of the Pooling  and  Servicing  Agreement.  Party B will not, without  the prior  written  consent  of Party A,  consent  to any  amendment, supplement or other  modification of the Pooling and Servicing  Agreement,  in each  case as  solely  determined  by  Party  A, in a manner  that  would  (i)
adversely  affect the  ability of Party B to  perform,  timely and fully,  its obligations under this Agreement,  (ii) affect or change the rights of Party A or the benefits accorded to Party A under the Pooling and Servicing  Agreement or this  Agreement,  (iii) affect or change the  obligations  of Party A under this  Agreement or (iv) modify the meaning of any term used herein and defined in the Pooling and  Servicing  Agreement or any  component  thereof.  Any such amendment,  supplement or  modification  without such consent of Party A shall not be binding on Party A.

(j)   Transfer.  Section  7 is  hereby  amended  to  read in its  entirety  as follows:

Except as stated under Section  6(b)(ii),  in this Section 7, and Part 5(i) of the  Schedule,  and except for the  assignment  by way of security in favor of the Party B under the Pooling and  Servicing  Agreement,  neither  Party A nor
Party  B is  permitted  to  assign,  novate  or  transfer  (whether  by way of security or  otherwise)  as a whole or in part any of its rights,  obligations or  interests  under  this  Agreement  or any  Transaction  without  the prior written consent of the other party;  provided,  however,  that (i) Party A may make  such a  transfer  of  this  Agreement  pursuant  to a  consolidation  or amalgamation  with, or merger with or into, or transfer of  substantially  all of its assets to, another  entity,  or an  incorporation,  reincorporation  or reconstitution,  and (ii) Party A may transfer  this  Agreement to any Person, including,  without  limitation,  another of Party A's  offices,  branches  or affiliates (any such Person,  office, branch or affiliate,  a "Transferee") on at least five Business  Days' prior written  notice to Party B; provided that, with  respect  to  clause  (ii),  (A) as of the  date  of  such  transfer  the
Transferee  will not be  required  to  withhold  or deduct on account of a Tax from any payments under this Agreement  unless the Transferee will be required to make payments of additional  amounts pursuant to Section 2(d)(i)(4) of this
Agreement in respect of such Tax (B) a  Termination  Event or Event of Default does not occur under this  Agreement  as a result of such  transfer;  (C) such
notice  is  accompanied  by  a  written  instrument   pursuant  to  which  the
Transferee  acquires  and  assumes  the rights and  obligations  of Party A so transferred;  and (D) Party A will be  responsible  for any costs or  expenses incurred  in  connection  with  such  transfer.  Party  B  will  execute  such
documentation   as  is  reasonably   deemed  necessary  by  Party  A  for  the
effectuation of any such transfer.

Except as specified  otherwise in the documentation  evidencing a transfer,  a transfer  of all the  obligations  of  Party A made in  compliance  with  this
Section 7 will  constitute an acceptance  and  assumption of such  obligations
(and any related  interests so transferred)  by the Transferee,  a novation of the transferee in place of Party A with respect to such  obligations  (and any related  interests so transferred),  and a release and discharge by Party B of
Party A from,  and an  agreement by Party B not to make any claim for payment, liability,  or otherwise  against  Party A with  respect to, such  obligations from and after the effective date of the transfer.

(k)   Notice of  Certain  Events or  Circumstances.  Each party  agrees,  upon learning  of the  occurrence  or  existence  of any  event or  condition  that constitutes  (or that with the  giving of  notice or  passage  of time or both would  constitute)  an Event of Default or  Termination  Event with respect to such  party,  promptly  to give  the  other  party  notice  of such  event  or condition  (or,  in lieu of giving  notice of such event or  condition  in the case of an event or  condition  that with the  giving of notice or  passage of time or both would  constitute an Event of Default or  Termination  Event with respect to the  party,  to cause  such  event or  condition  to cease to exist before  becoming  an Event of Default or  Termination  Event);  provided  that failure to provide  notice of such event or  condition  pursuant  to this Part
5(j) shall not constitute an Event of Default or a Termination Event.

(l)   Regarding  Party A. Party B  acknowledges  and  agrees  that Party A has had and will  have no  involvement  in and,  accordingly  Party A  accepts  no responsibility for: (i) the establishment,  structure,  or choice of assets of the Trust; (ii) the selection of any person performing  services for or acting on  behalf of Party B or the  Trust;  (iii)  the  selection  of Party A as the
Counterparty;  (iv) the terms of the  Certificates;  (v) the preparation of or passing on the  disclosure  and other  information  contained  in any offering circular for the  Certificates,  the Pooling and Servicing  Agreement,  or any
other  agreements  or  documents  used by any  party  in  connection  with the marketing  and sale of the  Certificates;  (vi)  the  ongoing  operations  and administration  of the Trust,  including the furnishing of any  information to
Party B which is not specifically required under this Agreement;  or (vii) any other aspect of the Trust's existence.

(m)   Commodity  Exchange  Act.  Each party  represents  to the other party on and as of the date hereof and on each date on which a  Transaction  is entered into among them that:

(i)   such party is an "eligible contract  participant" as defined in the U.S.
            Commodity Exchange Act (the "CEA");

(ii)  neither this Agreement nor any  Transaction  has been executed or traded on a "trading facility" as such term is defined in the CEA; and

(iii) such party is entering  into each  Transaction  in  connection  with its business  or a line of  business  and the terms of this  Agreement
            and  each   Transaction  have  been   individually   tailored  and
            negotiated.

(n)           Trustee Capacity.  It is expressly  understood and agreed by the parties  hereto that (i) this Agreement is executed and delivered by U.S. Bank
National  Association,  not in its  individual  capacity but solely as Trustee for the Trust under the Pooling and  Servicing  Agreement,  in the exercise of the powers and  authority  conferred  upon and vested in it  thereunder,  (ii)
each  of  the  representations,   warranties,   covenants,   undertakings  and
agreements  herein  made on the part of Party B has not been made or  intended as a  representation,  warranty,  covenant,  undertaking  or agreement by U.S.
Bank  National  Association,  in its  individual  capacity,  but is  made  and intended  for the  purpose of binding  only the assets of the Trust  available therefor in accordance with the terms of the Pooling and Servicing  Agreement,
(iii) nothing  herein  contained  shall be construed as creating any liability on U.S. Bank National Association,  in its individual capacity, to perform any covenant either expressed or implied contained herein, all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances  shall
U.S. Bank National Association,  in its individual capacity, be liable for the payment  of any  indebtedness  or  expenses  of Party B or be  liable  for the breach or failure of any  obligation,  representation,  warranty  or  covenant made or  undertaken  by Party B under  this  Agreement  or any  other  related document,  as to all of which  recourse  shall be had  solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the parties have  executed  this Schedule by their duly authorized representatives as of the date of the Agreement.

      CREDIT SUISSE INTERNATIONAL       U.S. BANK NATIONAL ASSOCIATION, NOT IN
                                         ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                         TRUSTEE ON BEHALF OF ADJUSTABLE RATE
                                            MORTGAGE TRUST 2006-1 UNDER THE
                                            POOLING AND SERVICING AGREEMENT

By:____________________________            By:__________________________
   Name:                                   Name:
   Title:                                  Title:

By:____________________________
   Name:
   Title: